MainStay VP Small Cap Growth Portfolio	Summary Prospectus May 1, 2021

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus, reports to shareholders and other information about the Portfolio by going online to newyorklifeinvestments.com, by calling 800-598-2019 or by sending an e-mail to MainStayShareholderServices@nylim.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2021, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.85%	1.10%

1. The management fee is as follows: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 87	$ 271	$ 471	$ 1,049
Service Class	$ 112	$ 350	$ 606	$ 1,340
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in small capitalization companies. For purposes of the Portfolio, small capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company in the Russell 2000® Growth Index at the time of the Portfolio's investment (approximately $19.4 billion as of February 28, 2021). The Portfolio may invest in securities of U.S. and foreign companies, including emerging markets companies.

The Portfolio has two Subadvisors, Segall Bryant & Hamill, LLC (“SBH”) and Brown Advisory LLC (“Brown Advisory”). New York Life Investment Management LLC, the Portfolio’s Manager, believes the Subadvisors’ investment processes and styles are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time.

SBH’s Investment Strategy and Process: SBH implements its investment strategy primarily through independent “bottom-up” fundamental research. SBH seeks to construct a portfolio designed to generate risk-adjusted excess return relative to the Portfolio’s benchmark, primarily through stock selection. SBH uses a proprietary discounted cash flow (“DCF”) model for purposes of valuing and generating price targets for individual stocks. The DCF model is utilized for two primary purposes: (i) to understand what assumptions are implied in a stock’s current price; and (ii) to generate an expected value for each stock, based on the team’s internally generated forecasts. SBH typically maintains exposure to most sectors within the Russell 2000® Growth Index; however, with an active management process, there will be variances in sector exposure relative to the Russell 2000® Growth Index. SBH typically invests only in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., American Depositary Receipts (“ADRs”)). SBH may sell a security when conditions have changed and it believes a company’s prospects are no longer attractive, the security’s price has achieved the team’s valuation target, certain objective criteria are met or better relative investment opportunities have been identified.

Brown Advisory’s Investment Strategy and Process: Under normal conditions, Brown Advisory seeks to achieve the Portfolio’s investment objective by investing in equity securities of small capitalization domestic companies. Brown Advisory primarily selects companies it believes have above average growth prospects. Brown Advisory conducts an in-depth analysis of a company’s fundamentals to identify those companies it believes have the potential for long-term earnings growth that is not fully reflected in the security’s price. Brown Advisory employs a bottom-up, fundamental research approach to the identification, examination and selection of securities.

Equity securities include domestic common and preferred stock, convertible debt securities, ADRs, real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). The Portfolio may also invest in private placements in these types of securities. The Portfolio invests primarily in ETFs that have an investment objective similar to the Portfolio’s or that otherwise are permitted investments with the Portfolio’s investment policies.

Brown Advisory may sell a security or reduce its position if it believes: (i) the security subsequently fails to meet initial investment criteria; (ii) a more attractively priced security is found; or (iii) the security becomes overvalued relative to the long-term expectation.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio’s investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because the Subadvisors did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under current conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Portfolio) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Real Estate Investment Trust ("REITs") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2000® Growth Index as its primary benchmark. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective May 1, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2013-2020)

Best Quarter
Q2/2020	31.04%
Worst Quarter
Q1/2020	-23.44%

Average Annual Total Returns (for the periods ended December 31, 2020)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	40.48%	16.79%	12.69%
Service Class	2/17/2012	40.13%	16.49%	12.41%
Russell 2000® Growth Index (reflects no deductions for fees, expenses, or taxes)		34.63%	16.36%	14.16%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Segall Bryant & Hamill, LLC and Brown Advisory LLC serve as the Subadvisors. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Segall Bryant & Hamill, LLC	Brian C. Fitzsimons, CFA	Since 2020
	Mitch S. Begun, CFA	Since 2020
Brown Advisory LLC	Christopher A. Berrier	Since 2020
	George Sakellaris, CFA	Since 2020
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

"New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.